Exhibit 10.9

SECOND AMENDMENT

THIS ASECOND AMENDMENT (the “Amendment”) is made and entered into as of the 21st day of February 2013 (“Effective Date”), by and between ATRIUM AT 3800 GOLF LLC, a Delaware limited liability company (“Landlord”), and CAMBIUM NETWORKS, INC., a Delaware corporation (“Tenant”).

RECITALS

A. Landlord and Tenant are parties to that certain lease dated January 30, 2012, which has been previously amended by that certain First Amendment dated March 6, 2012 (collectively, the “Lease”). Pursuant to the Lease, Landlord has leased to Tenant space containing approximately 34,198 rentable square feet (the “Premises”) described as Suite Nos. 155 and 360 on the first and third floors of the building commonly known as Atrium Corporate Center located at 3800 Golf Road, Rolling Meadows, Illinois 60008 (the “Building”).

B. Tenant desires to add one additional antenna to the rooftop of the Building to service the Premises, and the parties desire to amend the Lease to accommodate one additional antenna on the following terms and conditions.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1. Roof Equipment. Effective as of the Effective Date, the Lease shall be amended in the following respects:

(a) The first sentence of Section 5.5,1(a) of the Lease is hereby deleted and replaced with the following:

“Provided an Event of Default has not occurred and further provided that Landlord’s structural engineer has reviewed and approved the installation of the Roof Equipment, at Tenant’s sole cost and expense, Tenant shall have the right, at any time during the Lease Term, to install, construct, operate, and maintain not more than two (2) antennas in a size approved by Landlord, which approval shall be in Landlord’s sole and absolute discretion, together with any reasonable equipment, cabling and wiring necessary to operate the antennas (collectively, the “Roof Equipment”) on the roof of the Building free of charge during the Term and any subsequent Renewal Terms and in accordance with the terms and conditions set forth in this Section 5.5.1.”

(b) Exhibit A-1 in the Lease is hereby amended by adding the depiction of the Roof Equipment Area set forth on Schedule 1 attached hereto and incorporated herein as the second page of Exhibit A-1 to the Lease.

2. Miscellaneous.

(a) This Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements, Under no circumstances shall Tenant be entitled to any Rent abatement, improvement allowance, leasehold improvements, or other work to the Premises, or any similar economic incentives that may have been provided Tenant in connection with entering into the Lease, unless specifically set forth in this Amendment.

NGEDOCS:017095,0519:2053666,1

SSC ATRIUM / 13

Cambium Networks (2’d Amend) EWM

02/04/2013

[5.7.3] [Atrium at 3800 Golf LLC.Cambium (Inc).Lease Amendment No 2.2013.02.21.pdf] [Page 1 of 3]

(b) Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

(c) In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control.

(d) Submission of this Amendment by Landlord is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Amendment until Landlord has executed and delivered the same to Tenant.

(e) The capitalized terms used in. this Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Amendment.

(f) Neither Landlord nor Tenant has dealt with any broker or agent in connection with the negotiation or execution of this Amendment. Tenant and Landlord shall each indemnify the other against all costs, expenses, attorneys’ fees, liens and other liability for commissions or other compensation claimed by any broker or agent claiming the same by, through, or under the indemnifying party.

(g) Each signatory of this Amendment represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting.

This Amendment includes the following exhibits, which are hereby incorporated into and made a part of this Amendment: Schedule 1 (Exhibit A-1 Addition—Roof Equipment Area).

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.

LANDLORD:	TENANT:

ATRIUM AT 3800 GOLF LLC, a Delaware limited liability company	CAMBIUM NETWORKS, INC, a Delaware corporation

By: /signed/	By: /signed/
Name:	Name:
Title: President	Title: Chief Financial Officer

NGEDOCS:017095,0519:2053666,1

SSC ATRIUM / 13

Cambium Networks (2’d Amend) EWM

02/04/2013

[5.7.3] [Atrium at 3800 Golf LLC.Cambium (Inc).Lease Amendment No 2.2013.02.21.pdf] [Page 2 of 3]

SCHEDULE 1

EXHIBIT A-1 ADDITIION

ROOF EQUIPMENT AREA

NGEDOCS:017095,0519:2053666,1

SSC ATRIUM / 13

Cambium Networks (2’d Amend) EWM

02/04/2013

Schedule 1

1

[5.7.3] [Atrium at 3800 Golf LLC.Cambium (Inc).Lease Amendment No 2.2013.02.21.pdf] [Page 3 of 3]